                                                                   EXHIBIT 23(b)

                         [HORNE CPA GROUP LETTERHEAD]




                                          November 14, 1996



We consent to the incorporation by reference in this Form S-8 registration statement of Corporate Express, Inc. of our report dated February 21, 1996 on our audit of the financial statements of Forms and Supplies, Inc. as of December 31, 1995 and for the year ended December 31, 1995.

                                         Sincerely,

                                         HORNE CPA GROUP

                                         /s/ Arvil R. Stanford

                                         Arvil R. Stanford
                                         Shareholder